News

Contacts:
Investors
Peggy Reilly Tharp, Brown Shoe Company
(314) 854-4134, ptharp@brownshoe.com
Kelly Malone, Brown Shoe Company
(314) 854-4093, kmalone@brownshoe.com

Brown Shoe Company Reports Fourth Quarter and Full Year 2012 Results
Famous Footwear same-store-sales up 4.4% in fourth quarter
Record breaking 52-week sales and operating profit at Famous Footwear

ST. LOUIS, Mar. 15, 2013 – Brown Shoe Company, Inc. (NYSE: BWS, brownshoe.com) today reported fourth quarter 2012 financial results, with net sales of $640.2 million versus fourth quarter 2011 net sales of $628.9 million.  Results for both the fourth quarter of 2012 and 2011 included sales of $2.8 million and $16.5 million, respectively, from brands and businesses the company has exited.  Excluding exited brands, year-over-year net sales were up 4.8% in the quarter.

Net earnings were $4.0 million, or $0.09 per diluted share, in the fourth quarter of 2012 versus a loss of ($8.2) million, or ($0.21) per diluted share, in the prior year.  Fourth quarter 2012 results included portfolio realignment costs of $2.9 million, while earnings for the fourth quarter of 2011 included portfolio realignment and integration related costs of $18.5 million.  On an adjusted* basis, net earnings of $5.9 million, or $0.14 per diluted share, improved 43.0% compared to $4.1 million, or $0.10 per diluted share, in the prior year.

For full year 2012, net sales of $2,598.1 million compared to $2,582.8 million in 2011.  Results for both 2012 and 2011 included sales from exited brands and businesses of $42.5 million and $92.5 million, respectively.  Excluding exited brands, 2012 sales were up 2.6% over 2011.  Full year 2012 includes 53 weeks, compared to 52 weeks in 2011, with the additional week occurring in the fourth quarter.  The 53rd week increased net sales by $21.2 million and had an immaterial impact on fourth quarter 2012 earnings.

Net earnings for 2012 were $27.5 million, or $0.64 per diluted share, versus $24.6 million, or $0.56 per diluted share, in 2011.  Earnings for 2012 included portfolio realignment, organization change and integration related costs of $32.9 million, while earnings for 2011 included portfolio realignment and integration related costs of $30.8 million, which were partially offset by a $20.6 million gain on the sale of AND 1.  On an adjusted basis, 2012 net earnings of $48.6 million, or $1.13 per diluted share, improved 60.4% compared to $30.3 million, or $0.70 per diluted share, in 2011.

Gross profit margin for the fourth quarter of 2012 improved to 39.3% from 37.9% in 2011.  For the full year, it improved to 38.9% from 38.6% in 2011.

“In 2012, we hit several milestones at Famous Footwear, by achieving record-breaking sales for the 52-week year, as well as our highest annual operating profit,” said Diane Sullivan, president and chief executive officer of Brown Shoe Company.  “We also strengthened our balance sheet, by reducing short term borrowings by nearly $100 million and reduced our SG&A expenses by $18.3 million.  Thanks to the hard work of the entire Brown Shoe Company team, we ended 2012 on a high note, as our share price increased by 106% over the course of calendar 2012.”

US$M, except per share (unaudited)	14 Weeks	13 Weeks	4Q	53 Weeks	52 Weeks	FY
	4Q’12	4Q’11	Change	4Q’12	4Q’11	Change
Consolidated net sales	$640.2	$628.9	1.8%	$2,598.1	$2,582.8	0.6%
Famous Footwear	380.1	352.4	7.9%	1,514.3	1,456.3	4.0%
Wholesale Operations	194.5	205.1	(5.2%)	845.2	870.9	(3.0%)
Specialty Retail	65.6	71.4	(8.1%)	238.5	255.6	(6.7%)
Gross profit	251.7	238.6	5.5%	1,010.4	996.6	1.4%
Margin	39.3%	37.9%	140 bps	38.9%	38.6%	30 bps
SG&A	238.5	230.0	3.7%	919.0	937.3	(2.0%)
% of net sales	37.3%	36.6%	70 bps	35.4%	36.3%	- 90 bps
Net restructuring, other special charges	2.7	16.5	(83.5%)	24.0	23.7	1.5%
Impairment of intangible assets	--	--	--	5.8	--	--
Operating earnings (loss)	10.5	(7.9)	n/m	61.6	35.6	73.3%
% of net sales	1.6%	(1.3%)	290 bps	2.4%	1.4%	100 bps
Net interest expense	5.9	5.8	0.4%	23.1	26.5	(13.0%)
Earnings (loss) before income tax	4.6	(13.7)	n/m	38.5	9.1	325.9%
Tax rate	13.7%	50.7%		29.4%	3.6%
Net earnings (loss) from discontinued operations	--	(1.4)	--	--	15.7	--
Net earnings (loss)	$4.0	$(8.2)	149.1%	$27.5	$24.6	11.8%
Per diluted share	$0.09	$(0.21)	142.9%	$0.64	$0.56	14.3%
Adjusted net earnings	$5.9	$4.1	43.0%	$48.6	$30.3	60.4%
Per diluted share	$0.14	$0.10	40.0%	$1.13	$0.70	61.4%

Fourth Quarter Highlights

Famous Footwear reported record fourth quarter 2012 sales of $380.1 million, a 7.9% year-over-year improvement, with good growth in athletic shoes, boat shoes and women’s boots.  On a 52 week same-store-sales basis, the fourth quarter was up 4.4% over the prior year.  During the quarter, the company closed or relocated 18 stores and added 12 new stores, and average revenue per square foot improved 6.9% year-over-year.

Contemporary Fashion platform wholesale sales were up slightly in the fourth quarter, with the company’s Sam Edelman and Franco Sarto brands delivering strong performance.  In the Healthy Living portfolio, wholesale sales were up 1.8%, with contribution from LifeStride, Ryka and Dr. Scholl’s Shoes.  Excluding exited brands, Wholesale Operations sales were up 1.6% year-over-year in the fourth quarter.

Consolidated gross profit was up in the fourth quarter, while gross profit margin of 39.3% improved by approximately 140 basis points versus the prior year.  SG&A for the fourth quarter was $238.5 million, or 37.3% of net sales, up approximately 70 basis points from 36.6% of net sales in the prior year.  For the quarter, adjusted operating earnings improved 39.0% to $13.4 million from $9.7 million in the fourth quarter of 2011.

Inventory at the end of the fourth quarter was $533.3 million, down 5.1% compared to $561.8 million in the prior year.  Wholesale inventory was down 21.6%, while Famous Footwear inventory was up 2.3%.

At quarter-end, Brown Shoe Company had $380.6 million in availability under its revolving credit facility and $68.2 million in cash and cash equivalents.  The company’s debt-to-capital ratio declined to 41.6% from 49.1% in the fourth quarter of 2011.

Full Year Highlights

Famous Footwear reported full year 2012 sales of $1,514.3 million, a 4.0% year-over-year improvement, with adjusted annual operating earnings topping $100 million.  On a 52-week basis, same-store-sales in 2012 were up 4.5% over 2011.  During the year, the company closed or relocated 89 stores and added 55 new stores, and average revenue per square foot improved to $199.

Contemporary Fashion platform wholesale sales were up 11.0% in 2012, with the company’s Sam Edelman brand closing in on the $100 million sales threshold.  In the Healthy Living portfolio, wholesale sales were down 3.5%.  Excluding exited brands, Wholesale Operations sales were up 1.6% year-over-year in 2012.

Consolidated gross profit was up in 2012, while gross profit margin of 38.9% improved by approximately 30 basis points over 2011.  SG&A for 2012 was $919.0 million, or 35.4% of net sales versus 36.3% in the prior year.  For 2012, adjusted operating earnings improved 44.6% to $94.5 million from $65.4 million in 2011.

Financial Review and 2013 Outlook

“We’re pleased to have wrapped up a strong 2012, with adjusted diluted EPS of $1.13, up more than 60% over the prior year,” said Russ Hammer, chief financial officer of Brown Shoe Company.  “However, like many other peers, we are beginning to see the effect on our consumers of recent payroll tax changes and other fiscal events.  As a result, we remain cognizant about the potential for changes in consumer discretionary spending in 2013 and any related impact on our results.”

Metric	FY’13
Consolidated net sales	$2.55 to $2.58 billion
Famous Footwear same-store sales	Up low-single digits
Wholesale Operations net sales	Down low- to mid-single digits, reflecting brand exits
Gross profit margin	Up 10 to 40 basis points
SG&A	$900 to $910 million
Non-recurring costs	$1.0 to $2.0 million
Net interest expense	$21 to $23 million
Effective tax rate	33% to 35%
Earnings per diluted share	$1.16 to $1.23
Adjusted earnings per diluted share	$1.18 to $1.25
Depreciation and amortization	$54 to $56 million
Capital expenditures	$50 to $55 million

Investor Conference Call

Brown Shoe Company will webcast an investor conference call at 9:00 a.m. ET today, Mar. 15, 2013.  The webcast and accompanying slides will be available at investor.brownshoe.com.  A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 17574957.  A replay will be available on the website for a limited period.  Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 17574957 through Mar. 29, 2013.

* Non-GAAP Financial Measures

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings (loss) attributable to Brown Shoe Company, Inc. and diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (ii) intense competition within the footwear industry; (iii) rapidly changing fashion trends and purchasing patterns; (iv) customer concentration and increased consolidation in the retail industry; (v) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China, where ASG has manufacturing facilities and both ASG and Brown Shoe Company rely heavily on third-party manufacturing facilities for a significant amount of their inventory; (vi) the ability to recruit and retain senior management and other key associates; (vii) the ability to attract, retain and maintain good relationships with licensors and protect intellectual property rights; (viii) the ability to secure/exit leases on favorable terms; (ix) the ability to maintain relationships with current suppliers; (x) compliance with applicable laws and standards with respect to lead content in paint and other product safety issues; (xi) the ability to source product at a pace consistent with increased demand for footwear; and (xii) the impact of rising prices in a potentially inflationary global environment.  The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended January 28, 2012, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Brown Shoe Company

Brown Shoe Company is a $2.6 billion, global footwear company whose shoes are worn by people of all ages, from all walks of life.  Our products are available virtually everywhere — in the nearly 1,300 Famous Footwear and Naturalizer retail stores we operate, in hundreds of major department and specialty stores, on 14 branded ecommerce sites, and on many additional third-party retail websites.  Through our broad range of products, we serve three key market segments.  Our Family brands — Famous Footwear, Famous.com, and shoes.com — are one-stop-shopping destinations for high quality, affordable styles for a family’s every occasion.  Active people who want comfort, style and performance can look to our Healthy Living brands — Naturalizer, Dr. Scholl's Shoes, LifeStride, Avia and Ryka.  Our Contemporary Fashion brands — Via Spiga, Vera Wang, Vince, Sam Edelman, Franco Sarto, Carlos Santana and Fergie Footwear — keep fashionistas in step with the latest trends.  At Brown Shoe Company, we inspire people to feel good and live better... feet first!

SCHEDULE 1

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	14 Weeks Ended	13 Weeks Ended	53 Weeks Ended	52 Weeks Ended
(Thousands, except per share data)	February 2, 2013	January 28, 2012	February 2, 2013	January 28, 2012

Net sales	$640,176	$628,891	$2,598,065	$2,582,824
Cost of goods sold	388,477	390,318	1,587,706	1,586,184

Gross profit	251,699	238,573	1,010,359	996,640

Selling and administrative expenses	238,465	229,943	918,957	937,419
Restructuring and other special charges, net	2,730	16,523	24,018	23,671
Impairment of intangible assets	-	-	5,777	-

Operating earnings (loss)	10,504	(7,893)	61,607	35,550

Interest expense	(5,954)	(6,238)	(23,382)	(26,141)
Loss on early extinguishment of debt	-	-	-	(1,003)
Interest income	86	396	322	644

Earnings (loss) before income taxes from continuing operations	4,636	(13,735)	38,547	9,050

Income tax (provision) benefit	(633)	6,968	(11,343)	(326)

Net earnings (loss) from continuing operations	4,003	(6,767)	27,204	8,724

Discontinued operations:
Earnings from operations of subsidiary, net of tax of $1,312 in 2011	-	-	-	1,701
(Loss) gain on sale of subsidiary, net of tax of $474 and $6,670 in 2011, respectively	-	(1,409)	-	13,965

Net (loss) earnings from discontinued operations	-	(1,409)	-	15,666

Net earnings (loss)	4,003	(8,176)	27,204	24,390

Net (loss) earnings attributable to noncontrolling interests	(36)	46	(287)	(199)

Net earnings (loss) attributable to Brown Shoe Company, Inc.	$4,039	$(8,222)	$27,491	$24,589

Basic earnings (loss) per common share:
From continuing operations	$0.09	$(0.17)	$0.64	$0.20
From discontinued operations	-	(0.04)	-	0.37

Basic earnings (loss) per common share attributable to Brown Shoe Company, Inc. shareholders	$0.09	$(0.21)	$0.64	$0.57

Diluted earnings (loss) per common share:
From continuing operations	$0.09	$(0.17)	$0.64	$0.20
From discontinued operations	-	(0.04)	-	0.36

Diluted earnings (loss) per common share attributable to Brown Shoe Company, Inc. shareholders	$0.09	$(0.21)	$0.64	$0.56

Basic number of shares	40,774	40,098	40,659	41,126
Diluted number of shares	41,109	40,668	40,794	41,668

SCHEDULE 2

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

(Thousands)	February 2, 2013	January 28, 2012
ASSETS

Cash and cash equivalents	$68,223	$47,682
Receivables, net	125,683	154,022
Inventories, net	533,275	561,797
Deferred income taxes	-	14,432
Income taxes	3,069	5,145
Prepaid expenses and other current assets	42,178	32,060
Total current assets	772,428	815,138

Property and equipment, net	146,089	131,471
Deferred income taxes	1,461	-
Goodwill and intangible assets, net	132,628	140,590
Other assets	118,653	140,277
Total assets	$1,171,259	$1,227,476

LIABILITIES AND EQUITY

Borrowings under revolving credit agreement	$105,000	$201,000
Trade accounts payable	222,742	190,611
Deferred income taxes	748	-
Other accrued expenses	140,619	132,969
Total current liabilities	469,109	524,580

Long-term debt	198,823	198,633
Deferred rent	33,711	32,361
Deferred income taxes	13,862	31,136
Other liabilities	29,853	27,050
Total other liabilities	276,249	289,180

Total Brown Shoe Company, Inc. shareholders’ equity	425,129	412,669
Noncontrolling interests	772	1,047
Total equity	425,901	413,716
Total liabilities and equity	$1,171,259	$1,227,476

SCHEDULE 3

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	53 Weeks Ended	52 Weeks Ended
(Thousands)	February 2, 2013	January 28, 2012
OPERATING ACTIVITIES:
Net earnings	$27,204	$24,390
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	54,783	59,111
Amortization of debt issuance costs	2,561	2,338
Loss on early extinguishment of debt	-	1,003
Share-based compensation expense	6,489	5,633
Tax benefit related to share-based plans	(944)	(1,000)
Loss on disposal of facilities and equipment	3,103	1,560
Impairment charges for facilities and equipment	4,132	1,871
Impairment of intangible assets	5,777	-
Deferred rent	1,350	(2,317)
Deferred income taxes benefit	(3,555)	(112)
Provision for doubtful accounts	360	1,284
Gain on sale of subsidiary, net	-	(13,965)
Changes in operating assets and liabilities, net of acquired and discontinued operations:
Receivables	27,984	(26,298)
Inventories	28,623	3,502
Prepaid expenses and other current and noncurrent assets	(9,169)	2,286
Trade accounts payable	32,091	13,660
Accrued expenses and other liabilities	10,436	(35,117)
Income taxes	2,076	12,512
Other, net	4,636	(2,255)
Net cash provided by operating activities	197,937	48,086

INVESTING ACTIVITIES:
Capital Expenditures	(63,729)	(38,564)
Acquisition cost	(5,000)	(156,636)
Cash recognized on initial consolidation	-	3,121
Net proceeds from sale of subsidiary	-	55,350
Net cash used for investing activities	(68,729)	(136,729)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	805,000	1,595,500
Repayments under revolving credit agreement	(901,000)	(1,592,500)
Proceeds from issuance of 2019 Senior Notes	-	198,633
Redemption of 2012 Senior Notes	-	(150,000)
Dividends paid	(12,011)	(12,076)
Debt issuance costs	-	(6,428)
Acquisition of treasury stock	-	(25,484)
Issuance of common stock under share-based plans, net	(1,700)	918
Tax benefit related to share-based plans	944	1,000
Contributions by noncontrolling interest	-	378
Net cash (used for) provided by financing activities	(108,767)	9,941
Effect of exchange rate changes on cash and cash equivalents	100	(164)
Increase (decrease) in cash and cash equivalents	20,541	(78,866)
Cash and cash equivalents at beginning of period	47,682	126,548

Cash and cash equivalents at end of period	$68,223	$47,682

SCHEDULE 4

BROWN SHOE COMPANY, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)			(Unaudited)
	14 Weeks Ended February 2, 2013			13 Weeks Ended January 28, 2012
(Thousands, except per share data)	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/ Other Items	Net (Loss) Earnings Attributable to Brown Shoe Company, Inc.	Diluted (Loss) Earnings Per Share

GAAP earnings (loss)		$4,039	$0.09		$(8,222)	$(0.21)

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	$2,942	1,827	0.05	$14,649	9,285	0.23
Loss on sale of subsidiary	-	-	-	935	1,409	0.04
ASG integration-related costs	-	-	-	2,917	1,629	0.04

Total charges/other items	$2,942	1,827	0.05	$18,501	12,323	0.31

Adjusted earnings		$5,866	$0.14		$4,101	$0.10

	53 Weeks Ended February 2, 2013			52 Weeks Ended January 28, 2012
(Thousands, except per share data)	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share

GAAP earnings		$27,491	$0.64		$24,589	$0.56

Charges/Other Items:
Portfolio realignment
Gain on sale of subsidiary	$-	-	-	$(20,635)	(13,965)	(0.32)
Business exits and cost reductions	29,944	19,266	0.45	19,154	12,036	0.28
Organizational change	2,283	1,395	0.03	-	-	-
ASG acquisition and integration-related costs	675	441	0.01	6,457	4,519	0.11
ASG cost of goods sold adjustment (1)	-	-	-	4,189	2,477	0.05
Loss on early extinguishment of debt	-	-	-	1,003	638	0.02

Total charges/other items	$32,902	21,102	0.49	$10,168	5,705	0.14

Adjusted earnings		$48,593	$1.13		$30,294	$0.70

(1) In accordance with GAAP, purchase accounting rules require the company to record inventory at fair value (i.e., expected selling price less costs to sell) on the acquisition date. This results in lower than typical gross margins when the acquired inventory is sold. This adjustment reflects the elimination of the unfavorable impact of lower gross margins for ASG product sold in the first and second quarters of 2011.

SCHEDULE 5

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT
(Unaudited)

SUMMARY FINANCIAL RESULTS

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended
	February 2,	January 28,	February 2,	January 28,	February 2,	January 28,	February 2,	January 28,	February 2,	January 28,
(Thousands)	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Net Sales	$380,112	$352,414	$194,452	$205,102	$65,612	$71,375	$-	$-	$640,176	$628,891

Gross Profit	$167,376	$151,269	$58,101	$59,686	$26,222	$27,618	$-	$-	$251,699	$238,573
Adjusted Gross Profit	$167,376	$151,269	$58,229	$60,346	$26,305	$28,000	$-	$-	$251,910	$239,615

Gross Profit Rate	44.0%	42.9%	29.9%	29.1%	40.0%	38.7%	-	-	39.3%	37.9%
Adjusted Gross Profit Rate	44.0%	42.9%	29.9%	29.4%	40.1%	39.2%	-	-	39.4%	38.1%

Operating Earnings (Loss)	$19,731	$7,864	$2,753	$(1,763)	$(1,299)	$(924)	$(10,681)	$(13,070)	$10,504	$(7,893)
Adjusted Operating Earnings (Loss)	$19,813	$10,616	$5,315	$8,272	$(1,108)	$69	$(10,574)	$(9,284)	$13,446	$9,673

Operating Earnings (Loss) %	5.2%	2.2%	1.4%	(0.9%)	(2.0%)	(1.3%)	-	-	1.6%	(1.0%)
Adjusted Operating Earnings (Loss) %	5.2%	3.0%	2.7%	4.0%	(1.7%)	0.1%	-	-	2.1%	1.5%

Same-store Sales % (on a 13-week basis)	4.4%	(0.8%)	-	-	(7.1%)	4.7%	-	-	-	-

Number of Stores	1,055	1,089	-	-	222	234	-	-	1,277	1,323

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended
	February 2,	January 28,	February 2,	January 28,	February 2,	January 28,	February 2,	January 28,	February 2,	January 28,
(Thousands)	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Gross Profit	$167,376	$151,269	$58,101	$59,686	$26,222	$27,618	$-	$-	$251,699	$238,573

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	-	-	128	660	83	382	-	-	211	1,042

Total charges/other items	-	-	128	660	83	382	-	-	211	1,042

Adjusted Gross Profit	$167,376	$151,269	$58,229	$60,346	$26,305	$28,000	$-	$-	$251,910	$239,615

Operating Earnings (Loss)	$19,731	$7,864	$2,753	$(1,763)	$(1,299)	$(924)	$(10,681)	$(13,070)	$10,504	$(7,893)

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	82	2,752	2,562	7,542	191	993	107	3,362	2,942	14,649
ASG acquisition and integration-related costs	-	-	-	2,493	-	-	-	424	-	2,917

Total charges/other items	82	2,752	2,562	10,035	191	993	107	3,786	2,942	17,566

Adjusted Operating Earnings (Loss)	$19,813	$10,616	$5,315	$8,272	$(1,108)	$69	$(10,574)	$(9,284)	$13,446	$9,673

SCHEDULE 5 - CONTINUED

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended
	February 2,	January 28,	February 2,	January 28,	February 2,	January 28,	February 2,	January 28,	February 2,	January 28,
(Thousands)	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Net Sales	$1,514,349	$1,456,314	$845,176	$870,873	$238,540	$255,637	$-	$-	$2,598,065	$2,582,824

Gross Profit	$666,094	$635,221	$245,582	$256,346	$98,683	$105,073	$-	$-	$1,010,359	$996,640
Adjusted Gross Profit	$666,094	$635,221	$248,309	$262,092	$99,062	$105,455	$-	$-	$1,013,465	$1,002,768

Gross Profit Rate	44.0%	43.6%	29.1%	29.4%	41.4%	41.1%	-	-	38.9%	38.6%
Adjusted Gross Profit Rate	44.0%	43.6%	29.4%	30.1%	41.5%	41.3%	-	-	39.0%	38.8%

Operating Earnings (Loss)	$94,096	$62,515	$17,581	$16,739	$(8,850)	$(7,627)	$(41,220)	$(36,077)	$61,607	$35,550
Adjusted Operating Earnings (Loss)	$101,865	$65,267	$35,338	$35,468	$(4,755)	$(6,634)	$(37,939)	$(28,751)	$94,509	$65,350

Operating Earnings (Loss) %	6.2%	4.3%	2.1%	1.9%	(3.7%)	(3.0%)	-	-	2.4%	1.4%
Adjusted Operating Earnings (Loss) %	6.7%	4.5%	4.2%	4.1%	(2.0%)	(2.6%)	-	-	3.6%	2.5%

Same-store Sales % (on a 52-week basis)	4.5%	(1.2%)	-	-	0.6%	1.7%	-	-	-	-

Number of Stores	1,055	1,089	-	-	222	234	-	-	1,277	1,323

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended
	February 2,	January 28,	February 2,	January 28,	February 2,	January 28,	February 2,	January 28,	February 2,	January 28,
(Thousands)	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

Gross Profit	$666,094	$635,221	$245,582	$256,346	$98,683	$105,073	$-	$-	$1,010,359	$996,640

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	-	-	2,727	1,557	379	382	-	-	3,106	1,939
ASG cost of good sold adjustment	-	-	-	4,189	-	-	-	-	-	4,189

Total charges/other items	-	-	2,727	5,746	379	382	-	-	3,106	6,128

Adjusted Gross Profit	$666,094	$635,221	$248,309	$262,092	$99,062	$105,455	$-	$-	$1,013,465	$1,002,768

Operating Earnings (Loss)	$94,096	$62,515	$17,581	$16,739	$(8,850)	$(7,627)	$(41,220)	$(36,077)	$61,607	$35,550

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	7,769	2,752	17,082	12,047	4,095	993	998	3,362	29,944	19,154
Organizational change	-	-	-	-	-	-	2,283	-	2,283	-
ASG acquisition and integration-related costs	-	-	675	2,493	-	-	-	3,964	675	6,457
ASG cost of good sold adjustment	-	-	-	4,189	-	-	-	-	-	4,189

Total charges/other items	7,769	2,752	17,757	18,729	4,095	993	3,281	7,326	32,902	29,800

Adjusted Operating Earnings (Loss)	$101,865	$65,267	$35,338	$35,468	$(4,755)	$(6,634)	$(37,939)	$(28,751)	$94,509	$65,350

SCHEDULE 6

BROWN SHOE COMPANY, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	14 Weeks Ended	13 Weeks Ended	53 Weeks Ended	52 Weeks Ended
	February 2,	January 28,	February 2,	January 28,
(Thousands, except per share data)	2013	2012	2013	2012

Net earnings (loss) attributable to Brown Shoe Company, Inc.:
Net earnings (loss) from continuing operations	$4,003	$(6,767)	$27,204	$8,724
Net loss (earnings) attributable to noncontrolling interests	36	(46)	287	199
Net earnings allocated to participating securities	(199)	-	(1,365)	(529)
Net earnings (loss) from continuing operations	3,840	(6,813)	26,126	8,394

Net (loss) earnings from discontinued operations	-	(1,409)	-	15,666
Net earnings allocated to participating securities	-	-	-	(668)
Net (loss) earnings from discontinued operations	-	(1,409)	-	14,998

Net earnings (loss) attributable to Brown Shoe Company, Inc. after allocation of earnings to participating securities	$3,840	$(8,222)	$26,126	$23,392

Basic and diluted common shares attributable to Brown Shoe Company, Inc.:
Basic common shares for continuing operations and discontinued operations	40,774	40,098	40,659	41,126
Dilutive effect of share-based awards for continuing operations and discontinued operations	335	570	135	542
Diluted common shares for continuing operations and discontinued operations attributable to Brown Shoe Company, Inc.	41,109	40,668	40,794	41,668

Basic earnings (loss) per share:
From continuing operations	$0.09	$(0.17)	$0.64	$0.20
From discontinued operations	-	(0.04)	-	0.37
Basic earnings (loss) per common share attributable to Brown Shoe Company, Inc. shareholders	$0.09	$(0.21)	$0.64	$0.57

Diluted earnings (loss) per share:
From continuing operations	$0.09	$(0.17)	$0.64	$0.20
From discontinued operations	-	(0.04)	-	0.36
Diluted earnings (loss) per common share attributable to Brown Shoe Company, Inc. shareholders	$0.09	$(0.21)	$0.64	$0.56

SCHEDULE 7

BROWN SHOE COMPANY, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	14 Weeks Ended	13 Weeks Ended	53 Weeks Ended	52 Weeks Ended
	February 2,	January 28,	February 2,	January 28,
(Thousands, except per share data)	2013	2012	2013	2012

Adjusted net earnings attributable to Brown Shoe Company, Inc.:
Adjusted net earnings from continuing operations	$5,830	$4,147	$48,306	$28,394
Net loss (earnings) attributable to noncontrolling interests	36	(46)	287	199
Net earnings allocated to participating securities	(289)	(182)	(2,404)	(1,234)
Adjusted net earnings from continuing operations	5,577	3,919	46,189	27,359

Adjusted net earnings from discontinued operations	-	-	-	1,701
Net earnings allocated to participating securities	-	-	-	(73)
Net earnings from discontinued operations	-	-	-	1,628

Adjusted net earnings attributable to Brown Shoe Company, Inc. after allocation of earnings to participating securities	$5,577	$3,919	$46,189	$28,987

Basic and diluted common shares attributable to Brown Shoe Company, Inc.:
Basic common shares for continuing operations and discontinued operations	40,774	40,098	40,659	41,126
Dilutive effect of share-based awards for continuing operations and discontinued operations	335	570	135	542
Diluted common shares for continuing operations and discontinued operations attributable to Brown Shoe Company, Inc.	41,109	40,668	40,794	41,668

Basic adjusted earnings per share:
From continuing operations	$0.14	$0.10	$1.14	$0.67
From discontinued operations	-	-	-	0.04
Basic adjusted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.14	$0.10	$1.14	$0.71

Diluted adjusted earnings per share:
From continuing operations	$0.14	$0.10	$1.13	$0.66
From discontinued operations	-	-	-	0.04
Diluted adjusted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.14	$0.10	$1.13	$0.70